UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549

____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported:   March 23, 2007)

______________________

INNOPHOS HOLDINGS, INC.

(exact  names of registrants as specified on their charters)

______________________

Delaware (states or other jurisdictions of incorporation)	001-33124 (Commission File numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey  08512

(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495

(Registrants' Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

On March 23, 2007, the Registrant issued a press release concerning a development in pending litigation. The press release is filed as Exhibit 99.1 to this current report, and the text of the release is herein incorporated by reference in response to this item.

Exhibit No.           Description

99.1                            Press release of Innophos Holdings, Inc. dated March 23, 2007 announcing decision of New York State Supreme Court,  Appellate     Division, First Department, in Innophos, Inc. v. Rhodia, S.A.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                           INNOPHOS HOLDINGS, INC.

Dated:              March 23, 2007                         By:  /s/ Richard Heyse

                                                                                        Name: Richard Heyse

                                                                                        Title:   Vice President and Chief Financial Officer